Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard M. Lorber, Chief Executive Officer of Nathan’s Famous, Inc., certify that:

The Form 10-Q of Nathan’s Famous, Inc. for the period ended June 25, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nathan’s Famous, Inc.

/s/ Howard M. Lorber
Name: Howard M. Lorber
Date: August 7, 2006

A signed original of this written statement required by Section 906 has been provided to Nathan’s Famous, Inc. and will be retained by Nathan’s Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.